Net Financial Income and Costs	12 Months Ended
Dec. 31, 2025
Net Financial Income and Costs
Net Financial Income and Costs

13. Net Financial Income and Costs

An analysis of financial income and financial costs is as follows:

	For the year ended
	December 31,
	2023	2024	2025
Financial income
Financial income	7,612	190	86
Total financial income	7,612	190	86
Financial costs
Amortization and write-off of deferred loan issuance costs	8,878	—	—
Interest expense on loans	53,694	—	—
Interest expense on leases	3,785	4,662	4,946
Other financial costs including bank commissions	703	168	97
Total financial costs	67,060	4,830	5,043

In the year ended December 31, 2023, an amount of $5,831 representing the write-off of the unamortized deferred loan issuance costs in connection with the termination of all the Partnership’s loans (Note 7) was included in Amortization and write-off of deferred loan issuance costs.